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                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Media 100 Inc.

As independent public accountants, we hereby consent to the incorporation of our report set forth on page F-2 included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File nos. 33-00346, 33-06609, 33-50692, 33-59937, 333-24139, 333-52139 and 333-52990.


                                           /s/ Arthur Andersen LLP
                                           -----------------------------------
                                           Arthur Andersen LLP


Boston, Massachusetts
February 22, 2001